SUBORDINATION AGREEMENT

         This Subordination Agreement (the "Agreement") is made and entered into as of September 2, 2005, by and between Eagle Lake Incorporation, a Utah corporation, ("Subordinated Creditor"), Terrell W. Smith, as representative (the "Lender Representative") for JES Holdings, LLC, Fiserv ISS & Co. Trustee FBO H. Robert Freiheit, IRA and Brian M. Kelly, (individually a "Lender" and collectively the "Lending Group") and hereinafter referred to as (the "Senior Creditor") and RVision, LLC, a California limited liability company, ("Borrower").

                                    RECITALS

         Borrower has entered into that certain Loan and Security Agreement of even date herewith with Senior Creditor (as amended from time to time, the "Loan Agreement") pursuant to which Senior Creditor has agreed to lend to Borrower the principal amount of $300,000 as evidenced by the Senior Secured Promissory Note of even date herewith (the "Senior Note"). Pursuant to a Secured Promissory Note and Security Agreement dated as of March 27, 2002 (the "Subordinated Note" and the "Subordinated Security Agreement"), Subordinated Creditor loaned $300,000 to Borrower and Borrower granted Subordinated Creditor a security interest in the Collateral. Senior Creditor, as a condition to extending to Borrower the credit contemplated by the Loan Agreement and the Senior Note, requires the execution of this Agreement by Subordinated Creditor in order to subordinate the indebtedness of Borrower arising under the Subordinated Note and Subordinated Security Agreement to the indebtedness of Borrower to Senior Creditor arising under the Loan Agreement and Senior Note. Subordinated Creditor is willing to enter into this Agreement in consideration of issuance of 6,000 Units of Debtor's limited liability company interest which shall automatically be converted into 6,000 fully paid and non assessable shares common stock of Eagle Lake upon consummation of the Closing and in order to induce Senior Creditor to make loans or extend credit or any other financial accommodations to or for the benefit of Borrower.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Subordinated Creditor hereby agrees with Senior Creditor as follows:

         1. Incorporation of Recitals. The above stated recitals are incorporated herein and made a part hereof by this reference.

         2. Certain Definitions. All capitalized terms used but not defined herein shall have the meanings given them in the other Loan Documents. The following terms shall have the following meanings for the purposes of this
Agreement:

                  "Senior Indebtedness" shall mean all indebtedness, obligations and liabilities of Borrower (including, without limitation, principal, interest, fees, costs, expenses and reasonable attorneys' fees), now or hereafter owed by Borrower to Senior Creditor, including, without limitation, the principal of, interest on and all other amounts owing under, the Loan Agreement and Senior Note, and any renewals, replacements, substitutions, amendments, modifications, refinancings or refundings thereof.

                  "Subordinated Indebtedness" shall mean all indebtedness, obligations and liabilities of Borrower (including, without limitation, principal, interest, fees, costs, expenses, additional advances and reasonable attorneys' fees), now or hereafter owed by Borrower to Subordinated Creditor, including, without limitation, the principal of, interest on and all other amounts owing under, the Subordinated Note and Subordinated Security Agreement, and any renewals, replacements, substitutions, amendments, modifications, refinancings or refundings thereof.

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                  "Collateral" shall have the meaning given it in the Loan
         Agreement.

         3. Subordination. Subordinated Creditor agrees that payment of the Subordinated Indebtedness is expressly subordinated to the prior payment in full of all Senior Indebtedness and that any security interest it may have in the Collateral shall be and is hereby made inferior and subordinate in priority to the security interest of Senior Creditor. Unless and until the Senior Indebtedness shall have been fully paid and satisfied and all financing arrangements between Borrower and Senior Creditor pursuant to the Loan Agreement have been terminated, Subordinated Creditor will not, without the prior written consent of Senior Creditor (i) accelerate, ask, demand, sue for, take or receive from or on behalf of Borrower, by set-off or in any other manner, the whole or any part of any monies which may now or hereafter be owing to Subordinate Creditor on the Subordinated Indebtedness, (ii) initiate or participate with others in any suit, action or proceeding against Borrower to collect the whole or any part of the Subordinated Indebtedness, or (iii) ask, demand, take or receive any security for any of the Subordinated Indebtedness. This subordination provision shall apply with respect to all of the Senior Indebtedness, regardless of the amount of the Senior Indebtedness or how or in what manner the Senior Indebtedness is incurred, or whether the Senior Indebtedness has already been incurred or may be incurred in the future by future advances or other financial accommodations made or extended by Senior Creditor, or whether such future advances or other financial accommodations are made at the discretion of Senior Creditor or pursuant to commitment or otherwise. If Subordinate Creditor, in violation of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against Borrower or shall attempt to enforce, foreclose or realize upon any security for the Subordinated Indebtedness, Borrower or Senior Creditor may interpose as a defense or plea the making of this Agreement and Senior Creditor or any Lender individually may intervene and interpose such defense in its name or in the name of Borrower, and Borrower or Senior Creditor may by virtue of this Agreement restrain the enforcement thereof in the name of Borrower or Senior Creditor.

         4. Issuance of Shares of Borrower. As soon as practical after the execution of this Agreement and the funding of the loan proceeds under the Loan Agreement, the Borrower shall issue and deliver to Subordinated Creditor a certificate for 6,000 Units of Debtor's limited liability company interest which shall automatically be converted into 6,000 fully paid and non assessable shares of common stock of Eagle Lake upon consummation of the Closing.

         5. Enforcement. Subordinated Creditor, prior to the payment in full of the Senior Indebtedness and the termination of all financing arrangements under the Loan Agreement, shall not have any right to enforce payment of any of the Subordinated Indebtedness or to otherwise take any action against Borrower or its property without Senior Creditor's prior written consent.

         6. Subordinated Indebtedness Owed Only to Subordinated Creditor. Subordinated Creditor warrants and represents to Senior Creditor that Subordinated Creditor has not previously assigned any interest in the Subordinated Indebtedness to any party, that no party owns an interest in the Subordinated Indebtedness other than Subordinated Creditor (whether as joint holder of the Subordinated Indebtedness, participants or otherwise), that the entire Subordinated Indebtedness is owing to Subordinated Creditor, and Subordinated Creditor covenants that the Subordinated Indebtedness shall continue to be owing only to Subordinated Creditor, unless assigned, transferred or disposed of in accordance with the terms of this Agreement as provided in
Section 12 hereof.

         7. Priority on Distribution. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof to the creditors of Borrower or of any readjustment of the obligations and indebtedness of Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other

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action or proceeding involving the readjustment of all or any of Borrower's indebtedness, or the application of the assets of Borrower to the payment or liquidation thereof, or the dissolution or winding up of Borrower's business, or of the sale of all or substantially all of Borrower's assets, then, and in any such event, Senior Creditor shall be entitled to receive payment in full of all Senior Indebtedness prior to the payment of all or any part of the Subordinated Indebtedness.

         8. Payments Received by Subordinated Creditor. Should any payment or distribution be received by Subordinated Creditor upon or with respect to the Subordinated Indebtedness prior to the satisfaction of all Senior Indebtedness and the termination of all financing arrangements between Borrower and Senior Creditor under the Loan Agreement, Subordinated Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditor and shall forthwith deliver the same to Senior Creditor in precisely the same form received (except for the endorsement or assignment of Subordinated Creditor where necessary) for application on the Senior Indebtedness, due or not due, and until so delivered, the same shall be held in trust by Subordinated Creditor as the property of Senior Creditor.

         9. Grant of Authority to Senior Creditor. In order to enable Senior Creditor to enforce its rights hereunder: (a) Senior Creditor is hereby irrevocably authorized and empowered, in its discretion, to make and present for and on behalf of Subordinated Creditor such proofs of claim against Borrower on account of the Subordinated Indebtedness as Senior Creditor may deem expedient or proper, to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Indebtedness; (b) Subordinated Creditor irrevocably authorizes and empowers Senior Creditor to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and to take such other actions, in Senior Creditor's own name or in the name of Subordinated Creditor or otherwise, as Senior Creditor may deem necessary or advisable for the enforcement of this Agreement; and (c) Subordinated Creditor shall execute and deliver to Senior Creditor such powers of attorney, assignments, UCC-2 Financing Statement Amendments or other instruments or documents, as may be requested by Senior Creditor, to be recorded and filed as necessary to provide legal notice to and evidence the Subordination of Subordinated Creditor's interest to that of the Senior Credit and in order to enable Senior Creditor to enforce any and all claims upon or with respect to any or all of the Subordinated Indebtedness and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness, all for Senior Creditor's own benefit.

         10. Instrument Legend. The Subordinated Note, and any other instruments evidencing any of the Subordinated Indebtedness, will, on the date hereof or promptly hereafter, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of Senior Creditor pursuant to the terms of this Agreement and a copy thereof will be delivered to Senior Creditor promptly hereafter.

         11. Subrogation. After all of the Senior Indebtedness has been paid in full and until the Subordinated Indebtedness has been paid in full, Subordinated Creditor shall be subrogated to the rights of Senior Creditor to receive payments and distributions of assets with respect to the Senior Indebtedness, to the extent that distributions otherwise payable to Subordinated Creditor have been applied to the payment of Senior Indebtedness in accordance with the provisions of this Agreement. As between Borrower and Subordinated Creditor, a distribution applied to the payment of the Senior Indebtedness in accordance with the provisions of this Agreement which otherwise would have been made to Subordinated Creditor shall not be deemed a payment by Borrower on the Subordinated Indebtedness, it being understood that the subordination provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Subordinated Creditor, on the one hand, and Senior Creditor, on the other hand, and nothing contained in this Agreement shall impair the obligations of Borrower, which are absolute and unconditional, to pay to

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Subordinated Creditor the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, except as such obligation is modified by the rights confirmed hereunder in favor of Senior Creditor, or affect the relative rights of Subordinated Creditor and the creditors of Borrower other than Senior Creditor.

         12. Assignment of Subordinated Indebtedness. Subordinated Creditor agrees that until the Senior Indebtedness has been paid in full and satisfied and all financing arrangements between Borrower and Senior Creditor have been terminated in writing, Subordinated Creditor will not assign, transfer or otherwise dispose of the Subordinated Indebtedness or any portion thereof unless such assignment, transfer or other disposition is made expressly subject to this Agreement.

         13. Term. This Agreement shall constitute a continuing agreement between Subordinated Creditor and Senior Creditor, and Senior Creditor may continue, without notice to Subordinated Creditor, to lend monies, extend credit and make other accommodations to or for the account of Borrower. This Agreement shall be irrevocable by Subordinated Creditor until all of the Senior Indebtedness shall have been paid and fully satisfied and all financing arrangements between Borrower and Senior Creditor have been terminated in writing, or until the Subordinated Indebtedness shall have been paid and fully satisfied, whichever first occurs.

         14. Additional Agreements between Senior Creditor and Borrower. Senior Creditor, at any time and from time to time, may enter into such agreement or agreements with Borrower as Senior Creditor may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Indebtedness or affecting the security underlying any or all of the Senior Indebtedness, and may exchange, sell, release, surrender or otherwise deal with any such security without in any way impairing or affecting this Agreement.

         15. Waivers of Subordinated Creditor. All of the Senior Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement, and Subordinated Creditor expressly waives all notice of the acceptance by Senior Creditor of the subordination and other provisions of this Agreement, notice of the incurring of Senior Indebtedness from time to time under the Loan Agreement and all other notices not specifically required pursuant to the terms of this Agreement or by law, and Subordinated Creditor expressly waives reliance by Senior Creditor upon the subordination and other agreements as herein provided.

         14. Miscellaneous.

                  (a) Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 14(a) shall be binding upon the parties and their respective successors and assigns.

                  (b) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The term "Borrower" as used herein shall also refer to the successors and assigns of Borrower, including, without limitation, a receiver, trustee, custodian or debtor-in-possession.

                  (c) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

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                  (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (f) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

                  (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (h) Entire Agreement. This Agreement and the documents referred to herein are the product of both of the parties hereto, constitute the entire agreement between such parties pertaining to the subject matter hereof and thereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein and therein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

                  (i) Advice of Legal Counsel. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

         This Agreement has been duly executed under seal by the parties hereto as of the day and year first above written.

                                      SUBORDINATED CREDITOR:

                                      Eagle Lake Incorporated

                                      By:  /s/ Howard S. Landa
                                      Howard S. Landa, President
                                      Address: 50 West Broadway, Suite 501
                                      Salt Lake City, UT 84101
                                      Facsimile Number: (801) 521-6325

                                      SENIOR CREDITOR:

                                      Terrell W. Smith, as Lender Representative for the Lending Group

                                      By:  /s/ Terrell W. Smith
                                      Terrell W. Smith
                                      Address: 50 West Broadway, Suite 501
                                      Salt Lake City, UT 84101
                                      Facsimile Number: (801) 521-6325

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                                      BORROWER:

                                      RVision, LLC

                                      By: /s/ Gregory E. Johnson
                                      Gregory E. Johnson, President
                                      Address: 2365 A Paragon Drive
                                      San Jose, CA  95131
                                      Facsimile Number: (408) 437-9923

                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned, RVision, LLC, a California limited liability company, the Borrower named in the foregoing Subordination Agreement, does hereby accept, and acknowledge receipt of a copy of, the foregoing Subordination Agreement, and agrees that (a) it will not pay any of the Subordinated Indebtedness except as the foregoing Agreement provides, (b) it will issue the a certificate for 6,000 Units of the Borrower to Subordinated Creditor in accordance with Section 4 of the foregoing Agreement, and (c) it will be bound by the subrogation provisions of Section 11 of the foregoing Agreement. In the event of a breach by the undersigned of any of the provisions herein, all of the Senior Indebtedness shall, without presentment, demand, protest or notice of any kind except as otherwise required by the Loan Agreement with Senior Creditor, become immediately due and payable unless Senior Creditor shall otherwise elect in writing.

         All capitalized terms used in this Acknowledgment and Agreement without definition shall have the same meanings as set forth in the foregoing Subordination Agreement.

         The undersigned has caused this Acknowledgment and Agreement to be duly executed as of the day and year first above written.

                                                BORROWER:

                                                RVision, LLC

                                                By: /s/ Gregory E. Johnston
                                                Gregory E. Johnson, President
                                                Address: 2365 A Paragon Drive
                                                San Jose, CA  95131
                                                Facsimile Number: (408) 437-9923

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